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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 13, 2000 (May 30, 2000)


                           PLAYERS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                     0-14897                   95-41745832
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


  5100 WEST SAHARA AVENUE, SUITE 200
          LAS VEGAS, NEVADA                                          89146
(Address of Principal Executive Offices)                           (Zip Code)



                                 (702) 579-2300
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              (Registrant's telephone number, including area code)


        1300 Atlantic Avenue, Suite 800, Atlantic City, New Jersey 08401
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On May 30, 2000, Harrah's Entertainment, Inc., parent company of the Registrant, announced that the Registrant has called for redemption of all $147.7 million of its 10 7/8 percent Senior Notes due 2005 on June 30, 2000. A copy of the press release is attached hereto as Exhibit 99(1).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  ( c )    Exhibits

                           99(1) Text of press release, dated May 30, 2000, of Harrah's Entertainment, Inc., parent company of the Registrant.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLAYERS INTERNATIONAL, INC.


Date:   June 13, 2000                   By:    /s/  Stephen H. Brammell
                                              ----------------------------------
                                        Name:    Stephen H. Brammell
                                        Title:   Senior Vice President and
                                                 Secretary